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                              FOUNTAIN SQUARE FUNDS

                            INTERNATIONAL EQUITY FUND


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                          Supplement dated May 1, 1998
                      to Prospectus dated November 30, 1997


         Investors are informed that, effective May 1, 1998, the sub-advisory fees paid by Fifth Third Bank to Morgan Stanley Asset Management, Inc. have been reduced to 0.45% of the International Equity Fund's average daily net assets. Total advisory fees payable by the Fund to Fifth Third Bank remain unchanged at 1.00% of the Fund's average daily net assets.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THEIR PROSPECTUS FOR FUTURE REFERENCE